Exhibit 99.1

Bristol Myers Squibb Announces Tender Offers

for an Aggregate Purchase Price of Up to $4.0 Billion

(NEW YORK, February 15, 2022) – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol Myers Squibb”), with its wholly-owned subsidiary Celgene Corporation (“Celgene”) (collectively, the “Offerors”), announced the commencement of 22 separate offers to purchase for cash notes issued by the Offerors listed in the tables below (collectively, the “Notes”) for an aggregate purchase price of up to $4.0 Billion.

2025 Pool
Offers to purchase for cash up to $500,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)(1)	Early Tender Premium(2)
3.875% Notes due 2025	110122DC9/ 110122BN7/ U11009AN4	Bristol Myers Squibb	$1,822,221,000	1	2.000% due August 15, 2025	FIT5	30	$50
3.875% Notes due 2025	151020AS3	Celgene	$ 103,050,000	1	2.000% due August 15, 2025	FIT5	30	$50

2026 Pool
Offers to purchase for cash up to $500,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)(1)	Early Tender Premium(2)
3.200% Notes due 2026	110122CN6/ 110122CA4/ U11009BA1	Bristol Myers Squibb	$2,250,000,000	1	2.125% due May 31, 2026	FIT6	15	$50

2027 Pool
Offers to purchase for cash up to $500,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)(1)	Early Tender Premium(2)
3.450% Notes due 2027*	110122DD7/ 110122BP2/ U11009AP9	Bristol Myers Squibb	$961,528,000	1	1.500% due January 31, 2027	FIT1	45	$50
3.450% Notes due 2027*	151020AY0	Celgene	$ 38,467,000	1	1.500% due January 31, 2027	FIT1	45	$50
3.250% Notes due 2027	110122BB3	Bristol Myers Squibb	$750,000,000	2	1.500% due January 31, 2027	FIT1	40	$50

2029 Pool
Offers to purchase for cash up to $1,250,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)(1)	Early Tender Premium(2)
3.400% Notes due 2029*	110122CP1/ 110122CB2/ U11009BB9	Bristol Myers Squibb	$4,000,000,000	1	1.875% due February 15, 2032	FIT1	57	$50

High Coupon Pool
Offers to purchase for cash up to $1,250,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)(1)	Early Tender Premium(2)
6.875% Notes due 2097	110122AC2	Bristol Myers Squibb	$ 85,727,000	1	1.875% due November 15, 2051	FIT1	195	$50
5.700% Notes due 2040	110122DF2/ 110122BR8/ U11009AR5	Bristol Myers Squibb	$ 188,880,000	2	2.000% due November 15, 2041	FIT1	126	$50
5.700% Notes due 2040	151020AF1	Celgene	$ 3,849,000	2	2.000% due November 15, 2041	FIT1	126	$50
5.250% Notes due 2043	110122DG0/ 110122BS6/ U11009AS3	Bristol Myers Squibb	$ 274,303,000	3	2.000% due November 15, 2041	FIT1	126	$50
5.250% Notes due 2043	151020AL8	Celgene	$ 5,890,000	3	2.000% due November 15, 2041	FIT1	126	$50
5.000% Notes due 2045*	110122DJ4/ 110122BU1/ U11009AU8	Bristol Myers Squibb	$1,733,461,000	4	2.000% due November 15, 2041	FIT1	113	$50
5.000% Notes due 2045*	151020AU8	Celgene	$ 34,749,000	4	2.000% due November 15, 2041	FIT1	113	$50
4.500% Notes due 2044*	110122AX6	Bristol Myers Squibb	$ 500,000,000	5	2.000% due November 15, 2041	FIT1	105	$50
4.550% Notes due 2048*	110122DL9/ 110122BW7/ U11009AW4	Bristol Myers Squibb	$1,447,340,000	6	1.875% due November 15, 2051	FIT1	118	$50
4.550% Notes due 2048*	151020AZ7	Celgene	$ 38,440,000	6	1.875% due November 15, 2051	FIT1	118	$50
4.250% Notes due 2049*	110122CR7/ 110122CD8/ U11009BD5	Bristol Myers Squibb	$3,750,000,000	7	1.875% due November 15, 2051	FIT1	116	$50
4.625% Notes due 2044*	110122DH8/ 110122BT4/ U11009AT1	Bristol Myers Squibb	$ 744,719,000	8	2.000% due November 15, 2041	FIT1	105	$50
4.625% Notes due 2044*	151020AM6	Celgene	$ 3,691,000	8	2.000% due November 15, 2041	FIT1	105	$50
4.350% Notes due 2047*	110122DK1/ 110122BV9/ U11009AV6	Bristol Myers Squibb	$1,236,433,000	9	1.875% due November 15, 2051	FIT1	117	$50
4.350% Notes due 2047*	151020AW4	Celgene	$ 13,567,000	9	1.875% due November 15, 2051	FIT1	117	$50

(1)
The Total Consideration (as defined below) for each series of Notes will be based on the fixed spread for the applicable series of Notes plus the yield of the specified Reference U.S. Treasury Security for that series as of 9:00 a.m. (New York City time) on March 2, 2022, unless extended with respect to any Offer (as defined below) (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”). The Total Consideration does not include the applicable Accrued Coupon Payment (as defined below), which will be payable in cash in addition to the applicable Total Consideration. For the avoidance of doubt, the Early Tender Premium is included in the Total Consideration calculated based on the fixed spread for the applicable series of Notes and is not in addition to the Total Consideration.

(2)
Payable, as part of the applicable Total Consideration, per each $1,000 principal amount of the specified series of Notes validly tendered at or prior to the applicable Early Tender Deadline (as defined below) and accepted for purchase (the “Early Tender Premium”). The total consideration for each $1,000 principal amount of each series of Notes validly tendered at or prior to the applicable Early Tender Deadline (including the Early Tender Premium) is referred to as the “Total Consideration” for such series. Holders of Notes (each, a “Holder” and collectively, “Holders”) who validly tender Notes of a series after the applicable Early Tender Deadline, but at or prior to the applicable Expiration Date (as defined below), will receive the tender consideration for any such series accepted for purchase by the applicable Offeror, which is equal to the Total Consideration minus the Early Tender Premium (with respect to such series, the “Tender Consideration”).

*
Denotes a series of Notes for which the Total Consideration and the Tender Consideration will be determined taking into account the par call date, instead of the maturity date, of the Notes of such series in accordance with standard market practice.

The outstanding debt securities listed in (i) the first table above labeled “2025 Pool” are referred to collectively as the “2025 Pool Notes,” (ii) the second table above labeled “2026 Pool” are referred to collectively as the “2026 Pool Notes,” (iii) the third table above labeled “2027 Pool” are referred to collectively as the “2027 Pool Notes,” (iv) the fourth table above labeled “2029 Pool” are referred to collectively as the “2029 Pool Notes,” and (v) the fifth table above labeled “High Coupon Pool” are referred to collectively as the “High Coupon Pool Notes.” The High Coupon Pool Notes, the 2025 Pool Notes, the 2026 Pool Notes, the 2027 Pool Notes and the 2029 Pool Notes are referred to collectively as the “Notes,” and each series of Notes is referred to as a “series.” We refer to each offer to purchase a series of Notes for cash as an “Offer,” the offers to purchase the 2025 Pool Notes collectively as the “2025 Pool Offers,” the offers to purchase the 2026 Pool Notes collectively as the “2026 Pool Offers,” the offers to purchase the 2027 Pool Notes collectively as the “2027 Pool Offers,” the offers to purchase the 2029 Pool Notes collectively as the “2029 Pool Offers,” the offers to purchase the High Coupon Pool Notes collectively as the “High Coupon Pool Offers,” and all the offers to purchase Notes are referred to collectively as the “Offers.”

The Offers are subject to the terms and conditions described in the Offer to Purchase dated February 15, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) which sets forth a detailed description of the Offers, including (i) the Acceptance Priority Procedures (as described below), (ii) a $500 million maximum aggregate purchase price of the 2025 Pool Notes validly tendered in the 2025 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2025 Pool Maximum”), (iii) a $500 million maximum aggregate purchase price of the 2026 Pool Notes validly tendered in the 2026 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2026 Pool Maximum”), (iv) a $500 million maximum aggregate purchase price of the 2027 Pool Notes validly tendered in the 2027 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2027 Pool Maximum”), (v) a $1.25 billion maximum aggregate purchase price of the 2029 Pool Notes validly tendered in the 2029 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2029 Pool Maximum”), and (vi) a $1.25 billion maximum aggregate purchase price of the High Coupon Pool Notes validly tendered in the High Coupon Pool Offers, excluding the applicable Accrued Coupon Payments (the “High Coupon Pool Maximum”).

The primary purpose of the Offers is to acquire the maximum principal amount of 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes and High Coupon Pool Notes in the designated priority order for which the aggregate purchase price (excluding the applicable Accrued Coupon Payments) for each such group of Notes does not exceed the 2025 Pool Maximum, the 2026 Pool Maximum, the 2027 Pool Maximum, the 2029 Pool Maximum and the High Coupon Pool Maximum, respectively. The Offers are subject to certain other general conditions as described in the Offer to Purchase, as well as the condition that Bristol Myers Squibb shall have completed an offering of debt securities on terms and conditions satisfactory to Bristol Myers Squibb that results in the receipt of net proceeds that, when taken together with cash on hand, is sufficient to pay the consideration for all Notes validly tendered (and not validly withdrawn) and accepted for purchase by Bristol Myers Squibb, plus accrued and unpaid interest and related fees and expenses (the “Financing Condition”). The Offers are not conditioned on any minimum amount of Notes being tendered, and none of the Offers are conditioned on the consummation of the other Offers. Each Offer may be amended, extended or, upon failure of a condition to be satisfied or waived prior to the applicable Early Tender Deadline (for any Offers for which the Offerors elect to exercise their Early Settlement Right (as defined below)) or the applicable Expiration Date (for any Notes not settled on the Early Settlement Date), terminated individually.

The Offers will each expire at 11:59 p.m. (New York City time) on March 15, 2022, unless extended or earlier terminated by the Offerors (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Expiration Date”). To be eligible to receive the Total Consideration, which includes the Early Tender Premium, Holders must validly tender their Notes at or prior to 5:00 p.m. (New York City time) on March 1, 2022, unless extended (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Early Tender Deadline”). Holders who validly tender their Notes after the applicable Early Tender Deadline, but at or prior to the applicable Expiration Date, will be eligible to receive the Tender Consideration for any such series accepted for purchase. Bristol Myers Squibb expects to use the net proceeds from the concurrent offering of new notes announced today (the “Concurrent Notes Offering”), together with cash on hand, to pay to Holders whose Notes are accepted in an Offer the Total Consideration or the Tender Consideration, as applicable, and any Accrued Coupon Payments.

All Holders whose Notes are accepted in an Offer will receive a cash payment equal to accrued and unpaid interest on such Notes to, but not including, the relevant Settlement Date (as defined below) (the “Accrued Coupon Payment”) in addition to their Total Consideration or Tender Consideration, as applicable.

•
Notes may be validly withdrawn at any time at or prior to 5:00 p.m. (New York City time) on March 1, 2022, (such date and time with respect to an Offer, as the same may be extended with respect to such Offer), but not thereafter, unless extended with respect to any Offer. Holders should not tender any Notes that they do not wish to be accepted for purchase.

•
Subject to the satisfaction or waiver of the Financing Condition and the other conditions of the Offers, the Acceptance Priority Procedures will operate concurrently, but separately, for the 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes and High Coupon Pool Notes, in each case subject to proration as described in the Offer to Purchase.

On the terms and subject to the Financing Condition and the other conditions set forth in the Offer to Purchase, the Offerors are offering to purchase the following outstanding securities issued by it for the consideration described below:

Subject to the satisfaction or waiver of the Financing Condition and the other conditions of the Offers, the “Acceptance Priority Procedures” will operate concurrently, but separately, for the (i) 2025 Pool Offers, (ii) 2026 Pool Offers, (iii) 2027 Pool Offers, (iii) 2029 Pool Offers, and (iv) High Coupon Pool Offers, in each case, as follows:

•
first, if the aggregate cash purchase price (excluding the applicable Accrued Coupon Payments) of all 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered at or prior to the applicable Early Tender Deadline by Holders does not exceed the applicable pool maximum, then the applicable Offeror will accept all such Notes. However, if the aggregate cash purchase price (excluding the applicable Accrued Coupon Payments) of all 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered at or prior to the applicable Early Tender Deadline by Holders exceeds the applicable pool maximum, then the Offerors will (i) accept such Notes for purchase for cash, starting at the highest acceptance priority level (level 1) and, if there is more than one priority level, moving sequentially to each lower acceptance priority level (the lowest of which is level 2 in the case of the 2027 Pool Offers and level 9 in the case of the High Coupon Pool Offers; the 2025 Pool Offers, 2026 Pool Offers and 2029 Pool Offers have only one priority level), until the aggregate cash purchase price (excluding the applicable Accrued Coupon Payments) of such Notes equals the applicable pool maximum, (ii) prorate the series of such Notes with the lowest acceptance priority level accepted for purchase for cash (including equal proration between Notes having the same priority but different Offerors) and (iii) not accept for purchase for cash (x) any such Notes of a series with an acceptance priority level below the prorated series or (y) any 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered after the applicable Early Tender Deadline; and

•
second, if the applicable pool maximum is not exceeded at the applicable Early Tender Deadline, the Offerors will repeat the steps described in the prior bullet with respect to all 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered after the applicable Early Tender Deadline, but at or prior to the applicable Expiration Date, in order to determine the aggregate principal amount of such Notes that the applicable Offeror will accept for purchase in the 2025 Pool Offers, the 2026 Pool Offers, the 2027 Pool Offers, the 2029 Pool Offers or the High Coupon Pool Offers, as applicable.

•
All 2025 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2025 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

•
All 2026 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2026 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

•
All 2027 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2027 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

•
All 2029 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2029 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

•
All High Coupon Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over High Coupon Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date

Provided that the Financing Condition and all the conditions to the 2025 Pool Offers, the 2026 Pool Offers, the 2027 Pool Offers, the 2029 Pool Offers, and/or the High Coupon Pool Offers have been satisfied or waived by the applicable Offeror by the applicable Early Tender Deadline, the Offerors may, but are not obligated to, elect to exercise their right (the “Early Settlement Right”), with respect to the Offers for which the conditions have been satisfied or waived, to settle all Notes validly tendered at or prior to the applicable Early Tender Deadline and accepted for purchase in such Offers (the “Early Settlement Date”). The Early Settlement Date will be determined at the Offerors’ option and is currently expected to occur on the third business day immediately following the Early Tender Deadline. If the Offerors elect to exercise their Early Settlement Right with respect to any 2025 Pool Notes, 2026 Pool Notes, 2027 Pool Notes, 2029 Pool Notes and/or High Coupon Pool Notes, in each case validly tendered at or prior to the applicable Early Tender Deadline and accepted for purchase, the Offerors will settle all such Notes on the Early Settlement Date. If the Offerors elect to exercise their Early Settlement Right with respect to the 2025 Pool Offers, the 2026 Pool Offers, the 2027 Pool Offers, the 2029 Pool Offers and/or the High Coupon Pool Offers, the Offerors will announce in a press release promptly after the applicable Early Tender Deadline that they are exercising their Early Settlement Right with respect to such Offers. On the Early Settlement Date, all Notes validly tendered at or prior to the applicable Early Tender Deadline and accepted for purchase in the Offers for which the Offerors have elected to exercise their Early Settlement Right will receive the applicable Total Consideration and Accrued Coupon Payment. The “Final Settlement Date,” if any, is the date on which the Offerors will settle all Notes validly tendered and accepted for purchase and not previously settled on the Early Settlement Date. The Final Settlement Date is expected to be the second business day following the applicable Expiration Date, unless extended with respect to any Offer. Each of the Early Settlement Date and the Final Settlement Date is referred to as a “Settlement Date.”

Promptly after the Price Determination Date, the Offerors will issue a press release specifying, among other things, the Offer Yield and Total Consideration for each series of Notes, the aggregate principal amount of Notes validly tendered at or prior to the applicable Early Tender Deadline and accepted in each Offer and the proration factor (if any) applied to such validly tendered Notes with respect to each Offer.

The Offerors expressly reserve the right, in their sole discretion, subject to compliance with applicable law and regulations, not to purchase any Notes or to extend, amend and/or terminate their respective Offers and to amend or waive the Financing Condition and any of the other terms and conditions of any Offer. Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer, as applicable. If the Offerors terminate any Offer with respect to one or more series of Notes, they will give written notice thereof to the Tender and Information Agent (as defined below) and will make a public announcement thereof as promptly as practicable, and all Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering Holders thereof. With effect from such termination, any Notes blocked in The Depository Trust Company (“DTC”) will be released. Holders are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary would need to receive instructions from a beneficial owner in order for that holder to be able to participate, or withdraw their instruction to participate, in the Offers before the deadlines specified herein and in the Offer to Purchase. The deadlines set by any such intermediary and DTC for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offer to Purchase.

After the Price Determination Date, the Offerors may elect to redeem all or a portion of Bristol Myers Squibb’s 3.875% Notes due 2025 or 3.200% Notes due 2026 or Celgene’s 3.875% Notes due 2025 that are not tendered and accepted in the Offers in accordance with the terms of the optional redemption provisions in the indentures governing such Notes.

The Offerors have retained Deutsche Bank Securities Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC as dealer managers for the Offers. Questions regarding terms and conditions of the Offers should be directed to Deutsche Bank Securities Inc. at (866) 627-0391 (toll-free) or (212) 250-2955 (collect) or BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 683-3215 (collect) or Goldman Sachs & Co. LLC at (800) 828-3182 (toll-free) or (212) 902-5962 (collect). Global Bondholder Services Corporation will act as the tender agent and the information agent for the Offers (the “Tender and Information Agent”).

The full details of the Offers, including instructions on how to tender Notes, are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including documents incorporated by reference therein, because they will contain important information. The Offer to Purchase is available on Global Bondholder Services Corporation’s website at https://www.gbsc-usa.com/bristol-myers/ or obtained from Global Bondholder Services Corporation at (855) 654-2014 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

None of the Offerors or their affiliates, their respective boards of directors, the dealer managers, the Tender and Information Agent or the trustee with respect to the Notes is making any recommendation as to whether Holders should tender any Notes in response to the Offers, and neither the Offerors nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

Offer and Distribution Restrictions

This announcement is for informational purposes only. This announcement is not an offer to sell or purchase, a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to any of Notes described herein. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Offerors by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. Neither this announcement nor the Offer to Purchase is an offer to sell, or the solicitation of an offer to purchase, any securities in the Concurrent Notes Offering.

United Kingdom

The Offer to Purchase is only addressed to Holders where they would (if they were clients of the Offerors) be per se professional clients or per se eligible counterparties of the Offerors within the meaning of the rules of the Financial Conduct Authority (“ FCA ”). Neither the Offer to Purchase nor any other related documents or materials are addressed to or directed at any persons who would be retail clients within the meaning of the FCA rules and any such persons should not act or rely on them. Recipients of the Offer to Purchase and any other documents or materials relating to the Offer should note that the Offerors is acting on its own account in relation to the Tender Offer and will not be responsible to any other person for providing the protections which would be afforded to clients of the Offerors or for providing advice in relation to the Offer.

This announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offer are not being made and such documents have not been approved by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to persons outside the United Kingdom and to those persons in the United Kingdom falling within the definition of investment professionals (as defined by Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (“ Financial Promotion Order ”)) or persons who are within Article 43 of the Financial Promotion Order or any other persons to whom they may otherwise lawfully be communicated under the Financial Promotion Order and should not be relied on or acted on in the United Kingdom by any other persons.

EEA

In the EEA, this announcement and the Tender Offer will not, directly or indirectly, be made to, or for the account of, any person other than to qualified investors within the meaning of Article 2(e) of the Prospectus Regulation. Neither this announcement nor the Offer to Purchase, nor any other documentation or material relating to the Tender Offer, has been or will be submitted to a competent authority in the EEA for approval. Therefore, neither the Offer to Purchase nor any other documentation or material relating to the Tender Offer qualifies as an approved prospectus as meant in Article 6 of the Prospectus Regulation.

Accordingly, in the EEA, the Tender Offer may not be made by way of an “offer of securities to the public” within the meaning of Article 2(d) of the Prospectus Regulation and the Offer may not be promoted and is not being made to, any person in the EEA (with the exception of “qualified investors” within the meaning of Article 2(e) in conjunction with Article 1(4)(a) of the Prospectus Regulation). This announcement, the Offer to Purchase and any other documentation or materials relating to the Tender Offer  (including memoranda, information circulars, brochures or similar documents) have not been forwarded or made available to, and are not being forwarded or made available to, directly or indirectly, any such person.

With regard to the EEA, this announcement and the Offer to Purchase have been transmitted only for personal use by the aforementioned qualified investors and only for the purpose of the Tender Offer. Accordingly, the information contained in this announcement and the Offer to Purchase may not be used for any other purpose or be transmitted to any other person in the EEA.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can identify these forward-looking statements by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are likely to relate to, among other things, Bristol Myers Squibb’s goals, plans and objectives regarding its financial position, results of operations, cash flows, market position, product development, product approvals, sales efforts, expenses, performance or results of current and anticipated products, its business development strategy and capital allocation strategy, its ability to realize the projected benefits of its acquisitions of Celgene and MyoKardia, Inc., the full extent of the impact of the coronavirus disease (“COVID-19”) pandemic on its operations and the development and commercialization of its products, potential laws and regulations to lower drug costs, market actions taken by private and government payers to manage drug utilization and contain costs, the expiration of patents or data protection on certain products, including assumptions about its ability to retain patent exclusivity of certain products, and the impact and the result of governmental investigations. No forward-looking statement can be guaranteed.

Forward-looking statements are based on current expectations and projections about Bristol Myers Squibb’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond its control and could cause its future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to: increasing pricing pressures from market access, pharmaceutical pricing controls and discounting; changes to tax and importation laws and other restrictions in the United States, the European Union and other regions around the world that result in lower prices, lower reimbursement rates and smaller populations for whom payers will reimburse; changes under the 340B Drug Pricing Program; challenges inherent in new product development, including obtaining and maintaining regulatory approval; its ability to obtain and protect market exclusivity rights and enforce patents and other intellectual property rights; the possibility of difficulties and delays in product introduction and commercialization; the risk of certain novel approaches to disease treatment (such as CAR T therapy); industry competition from other manufacturers; potential difficulties, delays and disruptions in manufacturing, distribution or sale of products, including without limitation, interruptions caused by damage to its and its suppliers’ manufacturing sites; the impact of integrating its and Celgene’s business and operations, including with respect to human capital management, portfolio rationalization, finance and accounting systems, sales operations and product distribution, pricing systems and methodologies, data security systems, compliance programs and internal controls processes; the risk of an adverse patent litigation decision or settlement and exposure to other litigation and/or regulatory actions; the impact of any healthcare reform and legislation or regulatory action in the United States and international markets; increasing market penetration of lower-priced generic products; the failure of its suppliers, vendors, outsourcing partners, alliance partners and other third parties to meet their contractual, regulatory and other obligations; regulatory decisions impacting labeling, manufacturing processes and/or other matters; the impact on its competitive position from counterfeit or unregistered versions of its products or stolen products; the adverse impact of cyber-attacks on its information systems or products, including unauthorized disclosure of trade secrets or other confidential data stored in its information systems and networks; its ability to execute its financial, strategic and operational plans; its ability to identify potential strategic acquisitions, licensing opportunities or other beneficial transactions; its dependency on several key products; any decline in its future royalty streams; its ability to effectively manage acquisitions, divestitures, alliances and other portfolio actions and to successfully realize the expected benefits of such actions; its ability to attract and retain key personnel; the impact of its significant additional indebtedness that it incurred in connection with the Celgene acquisition and the MyoKardia acquisition; political and financial instability of international economies and sovereign risk; interest rate and currency exchange rate fluctuations, credit and foreign exchange risk management; the impact of adverse outcomes in lawsuits, claims, proceedings and government investigations; issuance of new or revised accounting standards; and risks relating to public health outbreaks, epidemics and pandemics, including the impact of the COVID-19 pandemic on its operations.

The foregoing list sets forth some, but not all, of the factors that could have an impact upon Bristol Myers Squibb’s ability to achieve results described in any forward-looking statements. In addition, all of the forward-looking statements that it makes in this document are qualified by the information incorporated by reference into this press release, including, but not limited to (i) the information contained under this heading and (ii) the information discussed under the sections entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the risk factors discussed in its future filings with the SEC. See “Where You Can Find More Information; Documents Incorporated by Reference.”

Persons reading this press release are cautioned not to place undue reliance on Bristol Myers Squibb’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. You also should understand that it is not possible to predict or identify all such factors and that this list should not be considered a complete statement of all potential risks and uncertainties. Investors also should realize that if underlying assumptions prove inaccurate or if unknown risks or uncertainties materialize, actual results could vary materially from its projections. Except as otherwise required by law, it is not under any obligation, and expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements included in this press release, or elsewhere, whether written or oral, that may be made from time to time relating to any of the matters discussed in this press release, whether as a result of new information, future events, changed circumstances or otherwise, as of any future date.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook, and Instagram.

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